Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,113,335.60
Previously Paid Amount	0.00
Total Fee Amount	476.66
Total Offset Amount	0.00
Net Fee	$ 476.66